UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
February 23, 2014

GO-PAGE CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-52766	27-0143340
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 North Rainbow Road, Suite 300,
Las Vegas, Nevada, 89107

(Address of principal executive offices)

702-448-8179

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

The words "we," "our," "us," the "Company,"  "the Registrant" refers to Go-Page Corporation

SECTION 8 - OTHER EVENTS

Item 8.01 Other Events

On February 23, 2015, the Board of Directors of Go-Page Corporation (the " Registrant") determined that the immediate termination of its Preliminary Schedule 14C (File No.000-52766 ), which was initially filed with the Securities and Exchange Commission (the "Commission") on October 23, 2014 along with any amendments (the " Preliminary Schedule 14C") should occur without delay and immediate effect. The action approved by the shareholders, specifically the removal of Jeroen Kreeft and Stewart Irvine as directors, was rendered unnecessary by the resignations of Jeoen Kreeft and Stewart Irvine as reported on the Current Report on Form 8-K, filed with Securities and Exchange Commission on January 27, 2015.

The Registrant believes that the termination of the Preliminary Schedule 14C is consistent with the public interest and the protection of investors, and should not be relied upon in any part.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Go-Page Corporation

By: /s/ Peter Schulhof
 -------------------------------
Peter Schulhof
President and Director

Date: February 24, 2015